UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

MAXSYS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53148	26-0904488
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22817 Ventura Blvd., Suite #462, Woodland Hills, CA 91364
(Address of principal executive offices)(Zip Code)

(818) 943-8068
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Maxsys Holdings, Inc. (the “Company”) decided to extend the Long-Stop-Date described in the Memorandum of Understanding dated on December 19, 2010 between the Company and Dalian Pauley Shield Bio-Engineering Co. from March 31, 2011 to April 30, 2011.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Special Board Resolution dated March 31, 2011, Approving to Extend Long-Stop-Date in MOU Between Maxsys Holdings, Inc. and Dalian Pauley Shield Bio-Engineering Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxsys Holdings, Inc.
Dated: April 4, 2011	By:	/s/ William Elder
William Elder
Title: CEO

EXHIBIT INDEX

Exhibit No.	Description

2.1	Special Board Resolution dated March 31, 2011, Approving to Extend Long-Stop-Date in MOU Between Maxsys Holdings, Inc. and Dalian Pauley Shield Bio-Engineering Co.